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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  June 19, 1997



                         AMERIQUEST TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


        1-10397                                           33-0244136
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(Commission File Number)                      (IRS Employer Identification No.)


6100 Hollywood Blvd., Ste. 700, Hollywood, Florida                33024
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     (Address of principal executive offices)                  (Zip Code)


                                 (954) 967-2397
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)




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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 19, 1997, CMS Enhancements, Inc., a wholly-owned subsidiary of AmeriQuest Technologies, Inc. ("AQS") sold substantially all of the assets then being utilized in the business conducted by CMS Enhancements, Inc. to CMS Peripherals, Inc., a California corporation formed by Mr. Kenneth V. Burke. Mr. Burke served as the General Manager of CMS Enhancements, Inc. prior to the consummation of the transaction. The purchase price was $3,550,000, plus the release of CMS Enhancements, Inc. and AQS from their obligations under a Lease for the premises occupied by CMS Enhancements, Inc. at the time of the transaction.

         Although the sale was made to a corporation controlled by Mr. Burke, in the opinion of management the terms of the transaction were on terms as favorable to AQS as could have been obtained from unaffiliated third party purchasers. In fact, every effort had been taken by management to sell the business to the highest bidder, including the retention of a qualified investment banking firm and the offering of CMS Enhancements, Inc. to several possible purchasers by such investment banking firm.

         CMS Enhancements, Inc. was engaged in the business of providing mass storage solutions, sub-assembly storage upgrade products and developing a broad line of storage products for servers, workstations and portable computers.




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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) No financial statements of AQS are required to be filed.



         (b) The pro forma financial information for AQS required to be filed pursuant to Item 7(b) of Form 8-K and Rule 601 of Regulation S-K and included in this report are as follows:

                (1) Pro Forma Consolidated Condensed Balance Sheet as of
                    March 31, 1997.

                (2) Pro Forma Consolidated Condensed Statement of Operations for
                    the six months ended March 31, 1997.

                (3) Pro Forma Consolidated Condensed Statement of Operations for
                    the fiscal year ended September 30, 1996.




Exhibit No.            Description of Exhibit
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    2                  Asset Purchase Agreement dated as of June 9, 1997 by and
                       between CMS Peripherals, Inc. and CMS Enhancements, Inc.

    4 Pro Forma Financial Information for the disposition of the assets of CMS Enhancements, Inc.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERIQUEST TECHNOLOGIES, INC.



                                   /s/ Holger Heims
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                                   Holger Heims
                                   Executive Vice President, Chief Financial
                                   Officer and Secretary


Dated:   July 3, 1997


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